UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2009

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70160 Sun Valley Drive, Rancho Mirage, CA	92270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 818-0615

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

AMERICAN ENERGY FIELDS, INC.

Item 1.01    Entry into a Material Definitive Agreement.

On December 21, 2009, the board of directors declared a dividend of an additional 11.2 shares of its common stock on each share of its common stock outstanding on December 21, 2009. All share amounts referenced in this Current Report on Form 8-K have been adjusted to reflect the number of our shares of common stock on a post-dividend basis.

On December 24, 2009, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Green Energy Fields, Inc., a privately-held Nevada corporation (“Green Energy”), and the shareholders of Green Energy (the “Green Energy Shareholders”). Upon closing of the transaction contemplated under the Exchange Agreement (the “Exchange”), on December 24, 2009, the Green Energy Shareholders transferred all of the issued and outstanding capital stock of Green Energy to the Company in exchange for shares of common stock of the Company. Such Exchange caused Green Energy to become a wholly-owned subsidiary of the Company.

Pursuant to the terms and conditions of the Exchange Agreement:

●
At the closing of the Exchange, each share of Green Energy’s common stock issued and outstanding immediately prior to the closing of the Exchange was exchanged for the right to receive one share of our common stock. Accordingly, an aggregate of 28,788,252 shares of our common stock were issued to the Green Energy Shareholders.

●
Following the closing of the Exchange, we issued an aggregate of 9,300,000 shares of our common stock and two-year warrants to purchase an additional 4,650,000 shares of common stock exercisable at $0.40 per share (the “Investor Warrants”), in a private placement to 16 investors (the “Private Placement”) for $1,395,000.  For a period of twelve months from the closing date of the Private Placement, holders of our shares issued in the Private Placement, as well as the shares of common stock underlying the Investor Warrants issued in the Private Placement, have the right to seek “piggyback” registration of their shares in certain circumstances.

●
Upon the closing of the Exchange, Julie Carter resigned as our sole officer and director and simultaneously with the effectiveness of the Exchange a new board of directors and new officers were appointed.  The new board of directors consists of Joshua Bleak, who is also serving as our Chief Executive Officer and Chief Financial Officer.

●
Immediately following the closing of the Exchange and the Private Placement, under an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”),  transferred all of our pre-Exchange assets and liabilities to our wholly-owned subsidiary, Sienna Resources Holdings, Inc. (“SplitCo”). Thereafter pursuant to a stock purchase agreement (the “Stock Purchase Agreement”),  transferred all of the outstanding capital stock of SplitCo to Julie Carter in exchange for the cancellation of  shares of our common stock that she owned (the “Split-Off”), with 12,200,000 shares of common stock held by persons who acquired such shares in purchases from stockholders of ours prior to the Exchange remaining outstanding.  These 12,200,000 shares constitute our “public float” and are our only shares of registered common stock and accordingly are our only shares available for resale without further registration.

Our shares of common stock are very thinly traded, only a small percentage of our common stock is available to be traded and is held by a small number of holders and the price, if traded, may not reflect our actual or perceived value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business, among other things.  We will take certain steps including utilizing investor awareness campaigns, press releases, road shows and conferences to increase awareness of our business and any steps that we might take to bring us to the awareness of investors may require we compensate consultants with cash and/or stock. There can be no assurance that there will be any awareness generated or the results of any efforts will result in any impact on our trading volume. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business and trading may be at an inflated price relative to the performance of our company due to, among other things, availability of sellers of our shares. If a market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms or clearing firms may not be willing to effect transactions in the securities or accept our shares for deposit in an account. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of low priced shares of common stock as collateral for any loans.

The foregoing description of the Exchange, the Private Placement and the Split-Off does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Exchange Agreement, (ii) Private Placement Subscription Agreement, (iii) Form of Investor Warrant, (iv) the Conveyance Agreement and (v) the Stock Purchase Agreement which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4 hereto, respectively, each of which is incorporated herein by reference.

Following (i) the closing of the Exchange, (ii) the closing of the Private Placement for $1,395,000, and (iii) the cancellation of  shares in the Split-Off, there were 50,528,252 shares of common stock issued and outstanding.  Approximately 57.0% of such issued and outstanding shares were held by the Green Energy Shareholders and approximately 18.4% were held by the investors in the Private Placement.  The foregoing percentages exclude any shares issuable upon exercise of the Investor Warrants.

Neither we nor Green Energy had any outstanding options or warrants to purchase shares of capital stock immediately prior to the closing of the Exchange.

The shares of our common stock issued to the Green Energy Shareholders in connection with the Exchange (28,788,252), and the shares of our common stock and warrants issued in the Private Placement (9,300,000), were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Prior to the Split-Off, our business consisted of acquiring, exploring and developing natural resource properties.  Green Energy is involved in the development and promotion of uranium.   We intend to continue the business of Green Energy as our sole line of business. Upon closing of the Exchange, we relocated our executive offices to 3266 W. Galveston Drive, Suite 107, Apache Junction, Arizona 85220 and our telephone number is 480-818-0615.

Item 3.02    Unregistered Sales of Equity Securities.

On December 21, 2009, our board of directors declared a dividend of an additional 11.2 shares of our common stock on each share of our common stock outstanding on December 21, 2009.  All share amounts referenced hereunder have been adjusted to reflect the number of our shares of common stock on a post-dividend basis.

Original Issuance

Upon our inception on July 20, 2007, we issued 1,250,000 shares of our common stock to Julie Carter, our then sole officer and director, for services provided.  The shares were issued in a transaction that was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act, which exempts transactions by an issuer not involved in a public offering.

December 2009 Financing

On December 24, 2009, we issued an aggregate of 9,300,000 shares of our common stock and the Investor Warrants to purchase an additional 4,650,000 shares of common stock in the Private Placement to 16 investors for $1,395,000.  The Private Placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act. The securities sold in the Private Placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

The Investor Warrants are exercisable for a period of two (2) years at an exercise price of $0.40 per share, as may be adjusted.  The Investor Warrants contain anti-dilution provisions, including but not limited to stock splits and mergers.  The Investor Warrants contain limitations on exercise, including the limitation that the holders may not convert their Investor Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the holder to the Company, of up to 9.99%).

The Investor Warrants may be exercised on a “cashless” basis commencing twelve months after their issuance, only with respect to underlying shares not included for unrestricted public resale in an effective registration statement on the date notice of exercise is given by the holder.

Pursuant to the terms of the subscription agreement, for a period of twelve months after the closing of the offering, the Company granted the investors “piggy-back” registration rights for the shares of common stock purchased in the Private Placement and shares of common stock underlying the Investor Warrants.

Security Ownership of Certain Persons

The following information is as of December 24, 2009 regarding the beneficial ownership of our common stock of certain persons. GRQ Consultants Inc. Roth 401K FBO Barry Honig (“GRQ 401K”) owns 2,000,000 registered shares of our common stock purchased from third-party holders in private transactions. Alan Honig purchased units in the Private Placement consisting of 100,000 shares of our common stock and warrants to purchase 50,000 shares of our common stock. Alan Honig, as custodian for four minor children of Barry Honig, purchased units in the Private Placement consisting of 2,000,000 shares of our common stock and warrants to purchase 1,000,000 shares of our common stock.

Barry Honig holds voting and dispositive power over the shares owned by GRQ 401K and is the son of Alan Honig.   None of the foregoing persons is an officer or director of the Company, and the Company does not consider any of such persons, individually or in the aggregate, to be in a position to exercise control over the business or affairs of the Company as a result of the ownership of our securities or otherwise.  Other than pursuant to the terms of such securities, there are no restrictions on the disposition of shares by any of the foregoing persons of entities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 24, 2009, upon the closing of the Exchange, the sole director and officer of the Company resigned and the following person became our sole executive officer and director, and holds the positions set forth opposite his name. All directors hold office for one-year terms until the election and qualification of their successors.  Officers are appointed by the board of directors and serve at the discretion of the board.

Name	Age	Position with the Company
Joshua Bleak	29	Chief Executive Officer, President, Treasurer, Secretary and Director

Biographies

     Joshua Bleak has been the sole director and Chief Executive Officer, President, Treasurer and Secretary of Green Energy since its incorporation in November 2009 and has been our sole director and Chief Executive Officer, President, Treasurer and Secretary since the closing of the Exchange. Since May 2009, he has served as the President and a director of Southwest Exploration Inc., an exploration and mining company. Since October 2008, he has served as the President and director of North American Environmental Corp., a consulting company to exploration companies. From February 2007 to September 2008, he served as Manager of NPX Metals, Inc., an exploration and mining company. Since January 2005 he has served as Secretary and a director of Pinal Realty Investments Inc., a real estate development company.

Executive Officer Compensation

To date we have not paid any compensation to our executive officers, and do not expect to pay them compensation until such time as our board of directors determines we can fiscally do so.

Director Compensation

We have not had compensation arrangements in place for members of our Board of Directors and have not finalized any plan to compensate directors in the future for their services as directors. We may develop a compensation plan for our independent directors in order to attract qualified persons and to retain them. We expect that the compensation arrangements may be comprised of a combination of cash and/or equity awards.

Board Committees

Our board of directors may appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee, in the future. We intend to appoint such persons to the committees of the board of directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek listing on a national securities exchange, and we are under no obligation to do so.

Certain Relationships and Related Transactions

There have been no transactions, whether directly or indirectly, between Green Energy, the Company and any of our officers, directors or their family members.

Item 9.01	Financial Statements and Exhibits.

 (d)    Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Share Exchange Agreement dated as of December 24, 2009, by and among American Energy Fields, Inc., Green Energy Fields, Inc. and the shareholders of Green Energy Fields, Inc.

10.1	Form of Subscription Agreement dated December 24, 2009, by and among American Energy Fields, Inc. and the investors signatory thereto

10.2	Form of Investor Warrant

10.3	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of December 24, 2009, by and between American Energy Fields, Inc. and Sienna Resources Holdings, Inc.

10.4	Stock Purchase Agreement, dated as of December 24, 2009, by and between American Energy Fields, Inc. and Julie Carter

10.5
Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of November 30, 2009, by and between CPX Uranium, Inc., NPX Metals, Inc. and Green Energy Fields, Inc.

21	List of Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 28, 2009

AMERICAN ENERGY FIELDS, INC.

By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: Presisent

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Share Exchange Agreement dated as of December 24, 2009, by and among American Energy Fields, Inc., Green Energy Fields, Inc. and the shareholders of Green Energy Fields, Inc.

10.1	Form of Subscription Agreement dated December 24, 2009, by and among American Energy Fields, Inc. and the investors signatory thereto

10.2	Form of Investor Warrant

10.3	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of December 24, 2009, by and between American Energy Fields, Inc. and Sienna Resources Holdings, Inc.

10.4	Stock Purchase Agreement, dated as of December 24, 2009, by and between American Energy Fields, Inc. and Julie Carter

10.5
Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated as of November 30, 2009, by and between CPX Uranium, Inc., NPX Metals, Inc. and Green Energy Fields, Inc.

21	List of Subsidiaries

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